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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

   We consent to the use in this Registration Statement of Global Sports, Inc. on Form S-4 of our report dated March 22, 2000, appearing in the Prospectus/Proxy Statement, which is part of the Registration Statement and to the reference to us under the heading "Experts" in such Prospectus.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP

Philadelphia, Pennsylvania

December 1, 2000